UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 17, 2023
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

(650) 564-7820
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Capital Market LLC
Warrants	MNTSW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

205 Petition – Notice of Hearing and Relief Sought

On February 17, 2023, Momentus Inc. (the “Company”) filed a petition in the Delaware Court of Chancery (the “Court of Chancery”) pursuant to Section 205 of the Delaware General Corporation Law (the “Petition”). The Petition seeks an order validating and declaring effective the Second Amended and Restated Certificate of Incorporation of the Company, which, among other things, increased the total number of authorized shares of all classes of capital stock from 111,000,000 shares to 274,312,500 shares, consisting of (a) 250,000,000 shares of Class A Common Stock, $0.00001 par value per share (“Class A Common Stock”), (b) 4,312,500 shares of Class B Common Stock, $0.00001 par value per share, and (c) 20,000,000 shares of Preferred Stock, $0.00001 par value per share (the “Increase in Authorized Shares”). The Petition also requests that the Court of Chancery validate and declare effective the shares of the Company’s Class A Common Stock issued in reliance on such provisions of the Second Amended and Restated Certificate of Incorporation of the Company as of the date of the original issuance of such shares.

The Company filed the Petition consistent with the approach taken by a number of other similarly-situated companies to resolve uncertainty introduced by a recent ruling by the Court of Chancery as to whether Section 242(b)(2) of the Delaware General Corporation Law would have required the Second Amended and Restated Certificate of Incorporation of the Company, and in particular the Increase in Authorized Shares effected thereby, to be approved by a separate vote of a majority of the then-outstanding shares of Class A Common Stock in addition to the votes sought and obtained at the special meeting of the stockholders of the Company held on August 11, 2021 (the “2021 Special Meeting”).

At the time of the 2021 Special Meeting, there was no Delaware case law bearing on the validity of the approval of the Increase in Authorized Shares. If the Company is not successful in the Section 205 proceeding, the uncertainty with respect to the Company’s capitalization resulting from the Court of Chancery’s decision referenced above could have a material adverse effect on the Company, including its ability to complete financing or strategic transactions and to issue stock-based compensation to its employees, directors and officers, until the underlying issues are definitively resolved.

On February 17, 2023, the Court of Chancery issued an order scheduling a hearing on the merits of the Petition at 3:00 p.m. on March 14, 2023 at the Leonard L. Williams Justice Center, 500 N. King Street, Wilmington, Delaware 19801.  This Form 8-K constitutes notice of the hearing and a copy of the Petition is attached hereto as an exhibit.

The Company’s stockholders may appear at the hearing in person or through counsel or may file a written submission with the Register in Chancery, at the address below, by hand, first class U.S. mail, courier or express service, or via File & ServeXpress, in advance of the hearing. Any written submission also must be served on the following counsel for the Company, at the address below, by any of the above-listed methods of service, in advance of the hearing:

Register in Chancery: Delaware Court of Chancery Leonard L. Williams Justice Center 500 N. King Street Wilmington, Delaware 19801	Counsel for the Company: Srinivas M. Raju Kevin M. Kidwell Richards, Layton & Finger, P.A. 920 North King Street Wilmington, Delaware 19801

The case is captioned In re Momentus Inc., C.A. No. 2023-0206-LWW.

Forward-Looking Statements

This current report on Form 8-K (this “Current Report”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Current Report, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms and other similar expressions that predict or indicate future events or trends or that are not statements of present or historical matters. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of the Company and are not predictions of actual outcomes. Actual events and circumstances are impossible to predict and are beyond the control of the Company.

With respect to the matters addressed in this Current Report, no assurances can be made regarding the outcome of the Company’s proceeding pursuant to Section 205 of the Delaware General Corporation Law. The Section 205 proceeding is subject to inherent uncertainties and is beyond the Company’s control and may not result in timely resolution of the uncertainty regarding the Company’s capitalization, if at all. If the Company is unsuccessful in the Section 205 proceeding, it could have a material adverse effect on the Company.

Additional information on potential factors that could affect the Company’s operating or financial results and its forward-looking statements is included in its most recent Form 10-K and subsequent filings with the Securities and Exchange Commission. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes No obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Section 205 Petition of Momentus Inc. Filed with the Delaware Court of Chancery on February 17, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Paul Ney
		Name:	Paul Ney
Dated:	February 23, 2023	Title:	Chief Legal Officer